UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2009

Electronic Game Card, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-25843	87-0570975
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

318 N Carson Street, Suite 208, Carson City, Nevada
(Address of principal executive offices)

Registrant's telephone number, including area code: 888 341 3421

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01 Other events.

Electronic Game Card, Inc. (OTCBB: EGMI) (“EGC”), announced today that it has completed a confidential Memorandum of Understanding (“MOU”) with China LotSynergy (“CLS”) to partner together to deliver EGMI lottery products to the Chinese market

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electronic Game Card, Inc.

By:	/s/ Linden J. Boyne
Chief Financial Officer

June 17, 2009